Exhibit 99.3

Execution Version
Indivior PLC
234 Bath Road
Slough, Berkshire, United Kingdom

June 20, 2025

Keith Humphreys
Daniel Ninivaggi
Barbara Ryan
Mark Stejbach
David Wheadon
c/o Indivior plc
234 Bath Road
Slough, Berkshire, United Kingdom

Ladies and Gentlemen:

Reference is made to the Purchase Plan dated as of June 18, 2025 (the “Purchase Plan”) by and among (a) Keith Humphreys; (b) Daniel Ninivaggi; (c) Barbara Ryan; (d) Mark Stejbach and (e) David Wheadon (each of (a), (b), (c), (d) and (e), a “Purchaser”, and collectively “Purchasers”); and (f) J.P. Morgan Securities LLC (“JP Morgan”) related to the purchase from time to time of ordinary shares, $0.50 nominal value per share (the “Stock”), of Indivior PLC (“Indivior”). Unless otherwise defined herein, capitalized terms defined in the Purchase Plan and used herein shall have the meanings ascribed to them in the Purchase Plan.

In consideration of the rights and obligations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indivior and the Purchasers hereto agree as follows:
1.Indivior shall be responsible for all payments to JP Morgan in respect of any shares of Stock purchased pursuant to the Purchase Plan and shall make payments on behalf of each Purchaser to JP Morgan of the purchase price for any shares of Stock purchased pursuant to the Purchase Plan in accordance with Paragraphs A.3 and A.4 of the Purchase Plan.

2.Indivior agrees to indemnify and hold harmless each Purchaser from and against all claims, losses, damages and liabilities owed to JP Morgan, its directors, officers, employees and affiliates pursuant to the indemnity in Paragraph C.1 of the Purchase Plan.

3.Indivior represents and warrants to each of the Purchasers that as of the time of execution of, and entering into, the Purchase Plan, it is not aware of any material, nonpublic information with respect to Indivior or any of its subsidiaries or any securities of Indivior (including the Stock).

This letter agreement shall survive the termination of the Purchase Plan.
This letter agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. For the avoidance of doubt, the Purchase Plan shall remain in full force and effect.
This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.
EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LETTER AGREEMENT. EACH OF THE PARTIES HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS LETTER AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.
This letter agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
This letter agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by each of the parties hereto.

(Next Page is Signature Page)

This letter agreement shall be dated as of the date first written above.

Very truly yours,

INDIVIOR PLC

By:	/s/ Alice Givens
Name: Alice Givens
Title: Company Secretary

[Signature Page – Side Letter]

Acknowledged and agreed: KEITH HUMPHREYS

/s/ Keith Humphreys

DANIEL NINIVAGGI

/s/ Daniel Ninivaggi

BARBARA RYAN

/s/ Barbara Ryan

MARK STEJBACH

/s/ Mark Stejbach

DAVID WHEADON

/s/ David Wheadon

[Signature Page – Side Letter]